Exhibit 8.1

List of Shares Held 2006

Contents

2	I.	Fully, proportionally and equity consolidated subsidiaries and affiliates accounted for in the Fully consolidated subsidiaries

2		1.	Fully consolidated subsidiaries

2			•	Germany
5			•	Europe (excluding Germany)
10			•	North America (NAFTA)
12			•	Asia Pacific
15			•	South America, Africa, Middle East

17		2.	Proportionally consolidated affiliates

17			•	Germany
17			•	Europe (excluding Germany)
17			•	North America (NAFTA)
17			•	Asia Pacific

18		3.	Equity consolidated subsidiaries

18			•	Germany
18			•	Europe (excluding Germany)
18			•	Asia Pacific
18			•	South America, Africa, Middle East

19		4.	Equity consolidated affiliates

19			•	Germany
19			•	Europe (excluding Germany)
19			•	North America (NAFTA)
19			•	Asia Pacific

20	II.	Other subsidiaries, affiliates and other participating interests

20		1.	Subsidiaries not consolidated due to immateriality

20			•	Germany
22			•	Europe (excluding Germany)
26			•	North America (NAFTA)
28			•	Asia Pacific
29			•	South America, Africa, Middle East

31		2.	Affiliates not consolidated due to immateriality

31			•	Germany
32			•	Europe (excluding Germany)
33			•	North America (NAFTA)
33			•	Asia Pacific
34			•	South America, Africa, Middle East

34		3.	Participating interests of between 5 and 20 percent in major corporations (Section 285, No. 11 of the German Commercial Code)

34			•	Germany

35	III.	Information on subsidiaries (exemptions under Section 264, [3] and Section 264 b of the German Commercial Code)

35			•	Germany

BASF Group and BASF Aktiengesellschaft List of Shares Held 2006

Pursuant to Section 313, [2] and Section 285, No. 11 of the German Commercial Code

Companies acquired in 2006 and included in results as of the date of acquisition.

I.      Fully, proportionally and equity consolidated subsidiaries and affiliates accounted for in the Consolidated Financial Statements

1.     Fully consolidated subsidiaries

			Stock-
	Participating	Thereof	holders’
Company and headquarters	interest	BASF AG	equity	Net income		Currency
	(%)	(%)	(millions)	(millions)		(ISO code)

Germany

Axaron Bioscience AG	85.11	85.11	(5.2)	2.2		EUR
Heidelberg
Axaron GmbH	85.11		33.6	34.2		EUR
Ludwigshafen (Rhine)
BASF Admixtures Germany GmbH	100.0		1.8		*	EUR
Darmstadt
BASF Agro Trademarks GmbH	100.0		0.6		*	EUR
Ludwigshafen (Rhine)
BASF Bauchemie GmbH	100.0		140.4		*	EUR
Trostberg
BASF Bautechnik GmbH	100.0		1.7	0.1		EUR
Altlandsberg
BASF Beteiligungsgesellschaft mbH	100.0	100.0	2,205.9	(66.2)		EUR
Ludwigshafen (Rhine)
BASF Catalysts Grundbesitz GmbH & Co. KG	100.0		9.0	0.1		EUR
Ludwigshafen (Rhine)
BASF Coatings AG	100.0	10.0	243.9		*	EUR
Münster
BASF Construction Chemicals Grundbesitz GmbH & Co. KG Ludwigshafen (Rhine)	100.0	100.0	19.1	0.3		EUR
BASF Construction Chemicals GmbH	100.0		335.3		*	EUR
Trostberg
BASF Construction Polymers GmbH	100.0		11.5		*	EUR
Trostberg
BASF Electronic Materials GmbH	100.0		12.0		*	EUR
Ludwigshafen (Rhine)
BASF Handels- und Export GmbH	100.0	100.0	3,575.1		*	EUR
Ludwigshafen (Rhine)
BASF Immobilien-Gesellschaft mbH & Co. Pigment KG	100.0		11.8	0.8		EUR
Ludwigshafen (Rhine)
BASF Isocyanate China Investment GmbH	100.0		0.0		*	EUR
Ludwigshafen (Rhine)
BASF IT Services GmbH	100.0		21.9		*	EUR
Ludwigshafen (Rhine)
BASF IT Services Holding GmbH	100.0		20.0		*	EUR
Ludwigshafen (Rhine)
BASF Leuna GmbH	100.0		17.3	(0.1)		EUR
Leuna

* Profit/loss transfer agreement

			Stock-
	Participating	Thereof	holders’
Company and headquarters	interest	BASF AG	equity	Net income		Currency
	(%)	(%)	(millions)	(millions)		(ISO code)

BASF Performance Polymers GmbH	100.0		38.8		*	EUR
Rudolstadt
BASF PharmaChemikalien GmbH & Co. KG	100.0	100.0	715.0	14.6		EUR
Ludwigshafen (Rhine)
BASF Pigment GmbH	100.0		13.2		*	EUR
Ludwigshafen (Rhine)
BASF Plant Science GmbH	100.0		3.4		*	EUR
Ludwigshafen (Rhine)
BASF Plant Science Holding GmbH	100.0	100.0	183.0		*	EUR
Ludwigshafen (Rhine)
BASF Polyurethane Licensing GmbH	100.0		23.7	23.1		EUR
Lemförde
BASF Power GmbH & Co. KG	100.0	100.0	27.2	19.2		EUR
Ludwigshafen (Rhine)
BASF Schwarzheide GmbH	100.0	10.0	228.9		*	EUR
Schwarzheide
BASF Services Europe GmbH	100.0		1.7		*	EUR
Berlin
BASF US Verwaltung GmbH	100.0		(215.7)	(214.7)		EUR
Ludwigshafen (Rhine)
BPG Immobilien GmbH	100.0	10.0	9.2	(0.1)		EUR
Ludwigshafen (Rhine)
BTC Speciality Chemical Distribution GmbH	100.0		2.2		*	EUR
Cologne
Chemische Fabrik Wibarco GmbH	100.0	10.0	6.0	(2.8)		EUR
Ibbenbüren
Colfirmit Rajasil GmbH & Co. KG	100.0		14.8	0.7		EUR
Marktredwitz
Colfirmit Rajasil Verwaltungs-GmbH	100.0		0.0	0.0		EUR
Marktredwitz
Construction Research & Technology GmbH	100.0		339.6		*	EUR
Trostberg
Dr. Wolman GmbH	100.0	10.0	2.8		*	EUR
Sinzheim
Elastogran GmbH	100.0	10.0	111.3		*	EUR
Lemförde
Engelhard Holdings GmbH	100.0		85.2	(0.1)		EUR
Hanover
Engelhard Process Chemicals GmbH	100.0		13.7	(0.1)		EUR
Hanover
Engelhard Technologies GmbH	100.0		158.2	(3.0)		EUR
Hanover
GEWOGE Wohnungsunternehmen der BASF GmbH	97.0	10.0	176.7	7.0		EUR
Ludwigshafen (Rhine)

* Profit/loss transfer agreement

			Stock-
	Participating	Thereof	holders’
Company and headquarters	interest	BASF AG	equity	Net income		Currency
	(%)	(%)	(millions)	(millions)		(ISO code)

Guano-Werke GmbH & Co. KG	100.0		296.2	72.0		EUR
Ludwigshafen (Rhine)
Haidkopf GmbH	100.0		0.7		*	EUR
Kassel
LUWOGE GmbH	100.0	10.0	47.3		*	EUR
Ludwigshafen (Rhine)
Metanomics GmbH	100.0		0.0		*	EUR
Berlin-Charlottenburg
PCI Augsburg GmbH	100.0		131.3		*	EUR
Augsburg
Pemeas GmbH	100.0		15.0	0.0		EUR
Frankfurt (Main)
plan business enterprise solutions GmbH	100.0		5.4	0.4		EUR
Hamburg
plan business integration GmbH	100.0		0.2	0.0		EUR
Hamburg
plan business market enabling services AG	100.0		7.7	0.0		EUR
Hamburg
Relius Coatings Beteiligungs-GmbH	100.0		0.3	0.1		EUR
Oldenburg
Relius Coatings GmbH & Co. KG	100.0		73.0	1.2		EUR
Oldenburg
SunGene GmbH	100.0		0.1		*	EUR
Gatersleben
Untertage-Speicher-Gesellschaft mbH	100.0		4.9	2.3		EUR
Kassel
WINGAS GmbH	65.0		227.9		*	EUR
Kassel
WINGAS Holding GmbH	100.0		88.5		*	EUR
Kassel
WINGAS Transport GmbH & Co. KG	100.0		15.1	15.1		EUR
Kassel
Wintershall AG	100.0	10.0	170.8		*	EUR
Kassel
Wintershall Erdgas Beteiligungs-GmbH	100.0		207.9		*	EUR
Kassel
Wintershall Erdgas Verwaltungs-GmbH	100.0		156.5		*	EUR
Kassel
Wintershall Explorations- und Produktions-	100.0		529.5		*	EUR
Beteiligungsgesellschaft mbH, Kassel
Wintershall Holding AG	100.0	10.0	1,477.6		*	EUR
Kassel
Wintershall Lenkoran GmbH	100.0		0.1		*	EUR
Kassel

* Profit/loss transfer agreement

			Stock-
	Participating	Thereof	holders’
Company and headquarters	interest	BASF AG	equity	Net income		Currency
	(%)	(%)	(millions)	(millions)		(ISO code)

Wintershall Libyen Oil & Gas GmbH	100.0		0.0		*	EUR
Kassel
Wintershall Vermögensverwaltungsgesellschaft mbH	100.0		0.0		*	EUR
Ludwigshafen (Rhine)
Zehnte BASF Erwerbsgesellschaft mbH	100.0		43.1		*	EUR
Ludwigshafen (Rhine)
Zehnte BASF Finanzbeteiligungsgesellschaft mbH	100.0		28.2		*	EUR
Ludwigshafen (Rhine)

Europe (excluding Germany)

BASF A/S	100.0	100.0	27.6	5.9		DKK
Copenhagen, Denmark
BASF AB	100.0	100.0	34.1	33.7		EUR
Gothenburg, Sweden
BASF Agri-Produktion S.A.S.	100.0		54.8	3.8		EUR
Gravelines, France
BASF Agro B.V.	100.0		1,916.3	117.1		CHF
Arnhem, the Netherlands
BASF Agro Hellas Industrial and Commercial S.A.	100.0	100.0	6.6	0.1		EUR
Athens, Greece
BASF Agro S.A.S.	100.0		62.2	30.2		EUR
Ecully, France
BASF Agrochemical Products B.V.	100.0		364.6	65.4		USD
Arnhem, the Netherlands
BASF Antwerpen N.V.	100.0		3,393.5	324.3		EUR
Antwerp, Belgium
BASF Belgium S.A.	99.99	99.99	32.2	2.5		EUR
Brussels, Belgium
BASF Catalysts Holding Asia B.V., Nederland	100.0		414.6	(1.1)		EUR
Arnhem, the Netherlands
BASF Coatings Holding B.V.	100.0		145.2	24.7		EUR
Maarssen, the Netherlands
BASF Coatings Ltd.	100.0		11.5	2.3		GBP
Deeside, United Kingdom
BASF Coatings S.A.	99.7		37.5	9.2		EUR
Guadalajara, Spain
BASF Coatings S.A.S.	100.0		69.4	15.9		EUR
Clermont de l’Oise, France
BASF Coatings SpA	100.0		11.7	(2.9)		EUR
Burago Molgora, Italy
BASF Construction Chemicals Austria GmbH	100.0		2.7	(0.4)		EUR
Krieglach, Austria
BASF Construction Chemicals Belgium N.V.	99.99		16.2	0.5		EUR
Ham, Belgium

* Profit/loss transfer agreement

			Stock-
	Participating	Thereof	holders’
Company and headquarters	interest	BASF AG	equity	Net income	Currency
	(%)	(%)	(millions)	(millions)	(ISO code)

BASF Construction Chemicals Denmark A/S	100.0		57.7	1.1	DKK
Rodekro, Denmark
BASF Construction Chemicals España S.L.	100.0		12.0	6.1	EUR
Barcelona, Spain
BASF Construction Chemicals (Europe) AG	100.0		35.6	5.4	CHF
Zürich, Switzerland
BASF Construction Chemicals Finland Oy	100.0		0.3	(0.2)	EUR
Riihimäki, Finland
BASF Construction Chemicals France S.A.S.	100.0		14.3	0.9	EUR
Lisses, France
BASF Construction Chemicals Hellas S.A.	100.0		8.5	0.4	EUR
Athens, Greece
BASF Construction Chemicals Hrvatska d.o.o.	100.0		27.0	(2.4)	HRK
Ludbreg, Croatia
BASF Construction Chemicals Italia SpA	100.0		20.9	1.9	EUR
Treviso, Italy
BASF Construction Chemicals Nederland B.V.	100.0		8.6	1.3	EUR
Oosterhout, the Netherlands
BASF Construction Chemicals Norge AS	100.0		10.8	(0.1)	NOK
Oslo-Kalbakken, Norway
BASF Construction Chemicals Norway AS	100.0		8.1	(0.6)	NOK
Sagstua, Norway
BASF Construction Chemicals Portugal, S.A.	100.0		2.9	(0.4)	EUR
Rio de Mouro, Portugal
BASF Construction Chemicals (Schweiz) AG	100.0		325.3	(12.4)	CHF
Zürich, Switzerland
BASF Construction Chemicals Sweden AB	100.0		(6.0)	2.9	SEK
Täby, Sweden
BASF Construction Chemicals (UK) Ltd.	100.0		4.6	(0.1)	GBP
Swinton – Manchester, United Kingdom
BASF Coordination Center Comm.V.	100.0		8,755.8	190.7	EUR
Antwerp, Belgium
BASF Curtex S.A.	100.0		19.9	2.6	EUR
L’Hospitalet de Llobregat, Spain
BASF Electronic Materials B.V.	100.0		1.2	(0.1)	EUR
Arnhem, the Netherlands
BASF Electronic Materials S.A.S.	100.0		2.9	(0.2)	EUR
Levallois-Perret, France
BASF Engelhard Finance Nederland B.V.	100.0		63.3	0.0	EUR
Arnhem, the Netherlands
BASF Engelhard Italy B.V.	100.0		122.8	0.0	EUR
Arnhem, the Netherlands
BASF Epitökemia Hungária Kft.	100.0		58.2	38.4	HUF
Budapest, Hungary

			Stock-
	Participating	Thereof	holders’
Company and headquarters	interest	BASF AG	equity	Net income	Currency
	(%)	(%)	(millions)	(millions)	(ISO code)

BASF Española S.L.	100.0		220.7	10.1	EUR
Tarragona, Spain
BASF Fine Chemicals Schweiz S.A.	100.0		2.5	2.2	EUR
Evionnaz, Switzerland
BASF France S.A.S.	100.0	100.0	131.2	26.9	EUR
Levallois-Perret, France
BASF Health & Nutrition A/S	100.0	100.0	205.6	99.1	DKK
Ballerup, Denmark
BASF Holding Española S.L.	100.0	100.0	26.9	23.1	EUR
Barcelona, Spain
BASF Hungária Kft.	100.0	100.0	4,069.3	544.9	HUF
Budapest, Hungary
BASF Interservice SpA	100.0	90.0	53.6	2.0	EUR
Cesano Maderno, Italy
BASF Intertrade AG	100.0	100.0	63.6	49.6	USD
Zug, Switzerland
BASF IT Services B.V.	100.0	100.0	92.9	0.9	EUR
Arnhem, the Netherlands
BASF Italia SpA	100.0		54.3	7.1	EUR
Cesano Maderno, Italy
BASF Malta Holding Ltd.	100.0		—	—	EUR
St. Julians, Malta
BASF Malta Ltd.	100.0	99.99	5,070.7	70.7	EUR
St. Julians, Malta
BASF Nederland B.V.	100.0	100.0	1,665.8	129.9	EUR
Arnhem, the Netherlands
BASF Austria GmbH	100.0	1.0	19.3	2.2	EUR
Vienna, Austria
BASF Operations B.V.	100.0		88.1	65.4	EUR
Arnhem, the Netherlands
BASF Orgamol Pharma Solutions France S.A.S.	100.0		33.1	(1.6)	EUR
Saint-Vulbas, France
BASF Orgamol Pharma Solutions S.A.	100.0		263.1	(3.3)	CHF
Evionnaz, Switzerland
BASF Oy	100.0	100.0	16.8	(0.9)	EUR
Helsinki, Finland
BASF plc	100.0		91.6	10.0	GBP
Cheadle, United Kingdom
BASF Polska Sp. z.o.o.	100.0	100.0	121.3	19.5	PLN
Warsaw, Poland
BASF Resins B.V.	100.0		96.9	(0.9)	EUR
Nijehaske, the Netherlands
BASF Schweiz AG	100.0	100.0	25.9	5.6	CHF
Wädenswil, Switzerland

			Stock-
	Participating	Thereof	holders’
Company and headquarters	interest	BASF AG	equity	Net income	Currency
	(%)	(%)	(millions)	(millions)	(ISO code)

BASF Sonatrach PropanChem S.A.	51.0		101.6	26.7	EUR
Tarragona, Spain
BASF Stavebné hmoty Slovensko s.r.o.	100.0		108.3	27.5	SKK
Zilina, Slovakia
BASF Stavebni hmoty Ceská republika s.r.o.	100.0		390.2	42.8	CZK
Chrudim, Czech Republic
BASF Taiwan B.V.	100.0		48.4	0.0	EUR
Arnhem, the Netherlands
BASF Türk Kimya Sanayi ve Ticaret Ltd. Sti.	100.0	99.0	44.5	5.2	TRY
Istanbul, Turkey
BASF UK Holdings Ltd.	100.0	100.0	30.8	15.8	GBP
Cheadle, United Kingdom
BASF Yapi Kimyasallari Sanayi Anonim Sirketi	100.0		45.2	5.8	TRY
Istanbul, Turkey
CropDesign N.V.	100.0		73.4	4.6	EUR
Gent, Belgium
Elastogran France S.A.S.	100.0		4.5	0.0	EUR
Mitry-Mory, France
Elastogran Italia SpA	100.0		24.7	2.6	EUR
Villanova d’Asti, Italy
Elastogran Poliürethan Sanayi ve Ticaret Ltd. Sti.	100.0		8.7	(0.3)	TRY
Pendik-Istanbul, Turkey
Elastogran S.A.	100.0		5.6	2.4	EUR
Barcelona, Spain
Elastogran U.K. Ltd.	100.0		3.0	0.9	GBP
Alfreton, United Kingdom
Engelhard Europe Finance Ltd.	100.0		80.6	1.8	GBP
London, United Kingdom
Engelhard Investment Europe B.V.	100.0		142.0	66.1	EUR
DeMeern, the Netherlands
Engelhard Catalyst Center Tarragona, S.L.	100.0		32.4	(1.7)	EUR
Tarragona, Spain
Engelhard DeMeern BV	100.0		135.2	(1.8)	EUR
DeMeern, the Netherlands
Engelhard Europe Holdings Ltd.	100.0		185.9	159.2	GBP
London, United Kingdom
Engelhard Holdings France S.A.S.	100.0		34.2	(0.5)	EUR
Lyon, France
Engelhard International Ltd.	100.0		56.0	0.4	GBP
London, United Kingdom
Engelhard Italiana S.r.l.	100.0		102.0	0.1	EUR
Rom, Italy
Engelhard Limited	100.0		42.9	(0.1)	GBP
London, United Kingdom

			Stock-
	Participating	Thereof	holders’
Company and headquarters	interest	BASF AG	equity	Net income	Currency
	(%)	(%)	(millions)	(millions)	(ISO code)

Engelhard Lyon S.A.S.	100.0		21.0	(0.2)	EUR
Lyon, France
Engelhard Metals AG	100.0		278.7	15.2	EUR
Zug, Switzerland
Engelhard Metals Ltd.	100.0		31.5	0.4	GBP
London, United Kingdom
Engelhard Netherlands B.V.	100.0		112.9	(24.9)	EUR
DeMeern, the Netherlands
Engelhard (NL) Finance C.V.	100.0		83.0	1.9	EUR
DeMeern, the Netherlands
Engelhard Pigments & Additives EU B.V.	100.0		11.2	2.2	USD
Haarlem, the Netherlands
Engelhard Pigments Oy	100.0		13.7	0.5	EUR
Helsinki, Finland
Engelhard S.A.	100.0	7.0	22.9	2.2	EUR
Paris, France
Engelhard Sales Ltd.	100.0		9.2	0.0	GBP
Cinderford, United Kingdom
Engelhard S.r.l.	100.0		151.0	(0.1)	EUR
Rom, Italy
Engelhard Terneuzen B.V.	100.0		(45.6)	0.2	EUR
Terneuzen, the Netherlands
Frank Wright Limited	100.0		10.4	1.0	GBP
Ashbourne, United Kingdom
Hoeka B.V.	100.0		1.8	0.4	EUR
Deurne, the Netherlands
Meges Boya Sanayi v e Ticaret A.S.	75.46		3.6	(2.8)	TRY
Pendik – Istanbul, Turkey
PCI Bauprodukte AG	100.0		6.5	1.3	CHF
Zürich, Switzerland
Relius Coatings Nederland B.V.	100.0		(0.4)	(0.2)	EUR
Deurne, the Netherlands
Relius France S.A.S.	100.0		0.7	0.0	EUR
Ostwald, France
Société Foncière et Industrielle S.A.S.	92.9		7.5	0.1	EUR
Clermont de l’Oise, France
Wintershall Nederland-Group	100.0
Includes:
Wintershall Dubai Petroleum B.V.	100.0		37.7	3.3	USD
Rijswijk, the Netherlands
Wintershall Nederland B.V.	100.0		407.3	5.7	EUR
Rijswijk, the Netherlands
Wintershall Nederland Transport and Trading B.V.	100.0		10.5	1.2	EUR
Rijswijk, the Netherlands
Wintershall Noordzee B.V.	100.0		735.0	124.4	EUR
Rijswijk, the Netherlands

			Stock-
	Participating	Thereof	holders’
Company and headquarters	interest	BASF AG	equity	Net income	Currency
	(%)	(%)	(millions)	(millions)	(ISO code)

Wintershall Oil AG	100.0		12.3	8.4	USD
Zug, Switzerland
Wintershall Petroleum (E&P) B.V.	100.0		170.7	63.6	USD
Rijswijk, the Netherlands
ZAO BASF	100.0	100.0	25.1	3.2	EUR
Moscow, Russian Federation

North America (NAFTA)

BASFIN Corporation	100.0	100.0	3,315.3	220.2	USD
Florham Park, New Jersey
BASF Americas Corporation Group	100.0
Includes:
BASF AgGenetics LLC	100.0		(2.5)	0.4	USD
Research Triangle Park, North Carolina
BASF Americas Corporation	100.0		3,317.9	122.6	USD
Florham Park, New Jersey
BASF Canada Inc.	100.0	100.0	234.0	42.2	CAD
Mississauga, Ontario, Canada
BASF Corporation	100.0		2,300.8	446.6	USD
Florham Park, New Jersey
BASF Fina Petrochemicals Ltd. Partnership	60.0		360.4	209.2	USD
Porth Arthur, Texas
BASF Finance Canada Inc.	100.0		382.1	14.6	CAD
Vancouver, Canada
BASF Intertrade Corporation	100.0		0.9	0.9	USD
Houston, Texas
BASF Pipeline Holdings LLC	100.0		13.3	0.9	USD
Houston, Texas
BASF Polyurethane Foam Enterprises LLC	100.0		50.0	4.8	USD
Plymouth, Minnesota
BASF Plant Science Holding’s Inc.	100.0		0.1	0.0	USD
Florham Park, New Jersey
BASF Plant Science LLC	100.0		(38.3)	(8.0)	USD
Florham Park, New Jersey
BASF Properties Inc.	100.0		5.2	0.1	CAD
Toronto, Ontario, Canada
BASF Sparks LLC	100.0		154.0	40.1	USD
Rockaway, New Jersey
BodyShopmall.com Inc.	100.0		0.6	0.7	CAD
Toronto, Ontario, Canada
BT Propylene LLC	60.0		16.8	1.0	USD
Florham Park, New Jersey
Lumerica Insurance Company	100.0		73.6	5.3	USD
Florham Park, New Jersey

			Stock-
	Participating	Thereof	holders’
Company and headquarters	interest	BASF AG	equity	Net income	Currency
	(%)	(%)	(millions)	(millions)	(ISO code)

MTO Realty Holdings LLC	100.0		0.0	0.0	USD
Florham Park, New Jersey
Thousand Springs Trout Farms Inc.	100.0		0.0	0.0	USD
Wilmington, Delaware
Tradewinds Chemicals Corporation	100.0		370.6	90.6	USD
Florham Park, New Jersey
BASF de Mexico Group	100.0
Includes:
BASF de Mexico S.A. de C.V.	100.0	99.99	193.0	(9.8)	USD
Mexico, D.F., Mexico
BASF Interservicos S.A. de C.V.	100.0	0.01	(3.3)	0.0	USD
Mexico, D.F., Mexico
BASF Mexicana S.A. de C.V.	99.99		178.0	(16.7)	USD
Mexico, D.F., Mexico
BASF Catalyst Canada ULC	100.0		1,091.5	345.3	CAD
Markham, Ontario, Canada
BASF Catalyst Holding LLC	100.0		5,836.8	(2.6)	USD
Wilmington, Delaware
BASF Catalyst LLC	100.0		2,287.2	1,301.2	USD
Iselin, New Jersey
BASF Construction Chemicals Canada, Ltd.	100.0		10.4	6.5	CAD
Mississauga, Ontario, Canada
BASF Construction Chemicals, LLC	100.0		507.0	1.3	USD
Cleveland, Ohio
BASF Construction Chemicals Mexico, S.A. de C.V.	99.99		246.8	23.6	MXN
Toluca, Edo de México, Mexico
BVI Sub, Inc.	100.0		30.5	0.1	USD
Florham Park, New Jersey
EC Delaware Inc.	100.0		1,252.8	(28.9)	USD
Wilmington, Delaware
Engelhard Aluminas Inc.	100.0		58.9	1.9	USD
Port Jefferson & Vidalia, LA
Engelhard Asia Pacific LLC	100.0		(7.3)	(7.3)	USD
New Castle, Delaware
Engelhard EAP Holdings LLC	100.0		(44.8)	0.0	USD
Iselin, New Jersey
Engelhard Equity Corp.	100.0		(2.1)	(0.1)	USD
Iselin, New Jersey
Engelhard Financial Corp.	100.0		80.1	62.5	USD
Iselin, New Jersey
Engelhard Long Island Inc.	100.0		46.2	(0.6)	USD
Stony Brook, New York
Engelhard Metals Holding Company	100.0		20.2	—	USD
Iselin, New Jersey

			Stock-
	Participating	Thereof	holders’
Company and headquarters	interest	BASF AG	equity	Net income	Currency
	(%)	(%)	(millions)	(millions)	(ISO code)

Engelhard Mexicana S.A. de C.V.	100.0		14.2	2.0	USD
Tlalnepantla, Edo de México, Mexico
Engelhard PM LP	100.0		131.4	—	USD
Iselin, New Jersey
Engelhard Pollution Control	100.0		11.9	—	USD
Iselin, New Jersey
Engelhard Supply Corp.	100.0		31.4	—	USD
Iselin, New Jersey
Engelhard West Inc.	100.0		120.4	9.6	USD
Iselin, New Jersey
Oliver Warehouse Inc.	100.0		—	—	USD
Iselin, New Jersey
Transpharm Inc.	100.0		—	—	USD
New Jersey
Watson Bowman Acme Corp.	100.0		6.6	1.4	USD
New York, New York

Asia Pacific

BASF (China) Company Ltd.	100.0	100.0	1,348.1	6.8	CNY
Shanghai, China
BASF Agro Ltd.	100.0		756.0	777.0	JPY
Tokyo, Japan
BASF Asia Pacific Service Centre Sdn. Bhd.	100.0		20.6	(22.6)	MYR
Petaling Jaya, Malaysia
BASF (Malaysia) Sdn. Bhd.	100.0		194.4	51.5	MYR
Petaling Jaya, Malaysia
BASF (Thai) Ltd.	99.99	99.99	964.7	198.1	THB
Bangkok, Thailand
BASF Australia Ltd.	100.0	100.0	53.9	8.2	AUD
Melbourne, Victoria, Australia
BASF Auxiliary Chemicals Company Ltd.	100.0		1,632.0	156.9	CNY
Shanghai, China
BASF Chemicals Company Ltd.	100.0		(2,164.2)	(2,342.7)	CNY
Shanghai, China
BASF China Limited	100.0	100.0	364.8	200.9	HKD
Hong Kong, China
BASF Coatings Austral. Pty Ltd.	100.0		12.0	1.2	AUD
Sydney, New South Wales, Australia
BASF Coatings Japan Ltd.	100.0		20,221.0	66.0	JPY
Kanagawa, Japan
BASF Company Ltd.	100.0		911,980.0	170,578.0	KRW
Seoul, South Korea
BASF Construction Chemicals Australia Pty Ltd.	100.0		24.1	2.7	AUD
Sydney, New South Wales, Australia

				Stock-
	Participating		Thereof	holders’
Company and headquarters	interest		BASF AG	equity	Net income	Currency
	(%)		(%)	(millions)	(millions)	(ISO code)

BASF Construction Chemicals (Hong Kong) Limited	100.0			12.9	0.6	HKD
Tsuen Wan, China
BASF Construction Chemicals (India) Private Ltd.	100.0			179.7	22.9	INR
Turbhe, Navi Mumbai, India
BASF Construction Chemicals (Korea) Ltd.	100.0			3,089.0	(1,202.0)	KRW
Kyunggi, South Korea
BASF Construction Chemicals Malaysia Sdn. Bhd.	100.0			2.6	(4.9)	MYR
Klang-Selangor Darul Ehsan, Malaysia
BASF Construction Chemicals Singapore Pte. Ltd.	100.0			8.5	(0.2)	SGD
Singapore
BASF Construction Chemicals (Taiwan) Ltd.	100.0			34.4	(3.8)	TWD
Nanton, Taiwan R.O.C.
BASF Construction Chemicals (Thailand) Ltd.	99.96			(50.4)	(29.9)	THB
Bangkok, Thailand
BASF Construction Chemicals Holding (Thailand) Ltd.	49.0	*		(0.1)	(0.2)	THB
Bangkok, Thailand
BASF Construction Systems Co., Ltd.	100.0			493.0	58.0	JPY
Tokyo, Japan
BASF East Asia Regional Headquarters Limited	100.0		100.0	81.2	24.7	HKD
Hong Kong, China
BASF Electronic Materials Pte. Ltd.	100.0			4.7	(0.5)	SGD
Singapore
BASF Electronic Materials Sdn. Bhd.	100.0		100.0	13.8	1.5	MYR
Petaling Jaya, Malaysia
BASF Electronic Materials Taiwan Ltd.	100.0			2,404.8	330.5	TWD
Taoyuan, Taiwan R.O.C.
BASF Idemitsu Co. Ltd.	67.0		67.0	2,538.0	970.0	JPY
Tokyo, Japan
BASF India Ltd.	52.7		52.7	3,193.2	533.3	INR
Mumbai, India
BASF Japan Ltd.	100.0		100.0	10,881.0	371.0	JPY
Tokyo, Japan
BASF JCIC Neopentylglycol Company Ltd.	60.0		50.0	249.7	89.9	CNY
Jilin City, China
BASF New Zealand Ltd.	100.0		100.0	9.2	1.6	NZD
Auckland, New Zealand
BASF Pakistan (Private) Ltd.	51.0		51.0	357.2	125.8	PKR
Karachi, Pakistan
BASF Petronas Chemicals Sdn. Bhd.	60.0		60.0	419.1	76.1	USD
Petaling Jaya, Malaysia
BASF Philippines Inc.	100.0		100.0	160.4	10.9	PHP
Canlubang, Philippines
BASF Polyurethane Specialties (China) Co. Ltd.	100.0		10.0	170.7	(18.0)	CNY
Shanghai, China

* BASF exercises a controlling influence over financial and corporate policy.

			Stock-
	Participating	Thereof	holders’
Company and headquarters	interest	BASF AG	equity	Net income	Currency
	(%)	(%)	(millions)	(millions)	(ISO code)

BASF Polyurethanes (China) Co. Ltd.	100.0	10.0	70.8	17.2	CNY
Panyu Guangdong, China
BASF Polyurethanes (Taiwan) Co. Ltd.	100.0	100.0	178.9	88.8	TWD
Hsinchu, Taiwan R.O.C.
BASF Resins Company Limited	100.0		45.9	9.8	HKD
Hong Kong, China
BASF Resins (Shanghai) Company Limited	100.0		83.6	13.7	CNY
Shanghai, China
BASF Services (Malaysia) Sdn. Bhd.	100.0	100.0	210.1	(5.4)	MYR
Petaling Jaya, Malaysia
BASF Shanghai Coatings Company Ltd.	60.0		111.6	64.8	CNY
Shanghai, China
BASF Singapore Pte. Ltd.	100.0	100.0	36.5	6.6	SGD
Singapore
BASF South East Asia Pte. Ltd.	100.0	100.0	538.7	51.0	USD
Singapore
BASF Styrenics Holding Company	100.0	100.0	39.4	0.0	USD
Port Louis, Mauritius
BASF Styrenics Private Ltd.	100.0		149.0	(70.6)	INR
Mumbai, India
BASF Taiwan Ltd.	100.0	100.0	409.6	272.7	TWD
Taipei, Taiwan R.O.C.
BASF Trading (Shanghai) Co. Ltd.	100.0		68.0	(3.0)	CNY
Shanghai, China
BASF Vitamins Company Ltd.	100.0	50.0	147.1	(14.5)	CNY
Shenyang, China
Engelhard Asia Pacific (Hong Kong) Ltd.	100.0		(1.9)	(0.1)	CNY
Hong Kong, China
Engelhard Asia Pacific (India) Pvt. Ltd.	100.0		152.5	4.7	INR
Mumbai, India
Engelhard Asia Pacific Korea Ltd.	100.0	21.21	18,284.0	(582.0)	KRW
Inchon, South Korea
Engelhard Asia Pacific LLC	100.0		127.0	(49.0)	JPY
Tokyo, Japan
Engelhard Chemcat (Thailand) Ltd.	76.84		757.6	104.4	THB
Thailand
Engelhard China Ltd.	100.0	21.0	201.8	(131.0)	CNY
Shanghai, China
Engelhard Environmental Systems (India) Pvt. Ltd.	94.21		850.2	72.3	INR
Chennai, India
Engelhard Environmental Technologies (Shanghai) Ltd.	100.0		213.2	24.8	CNY
Shanghai, China
Engelhard Metals Japan Ltd.	100.0	21.0	3,189.0	53.0	JPY
Tokyo, Japan

				Stock-
	Participating		Thereof	holders’
Company and headquarters	interest		BASF AG	equity	Net income	Currency
	(%)		(%)	(millions)	(millions)	(ISO code)

Engelhard Performance Technol. (Shanxi) Co. Ltd.	100.0			(46.8)	(4.8)	CNY
Jingpin, China
Engelhard Process Technologies (Nanjing) Co. Ltd.	100.0			62.0	(9.4)	CNY
Nanjing, China
Hachiyo Consultant Co. Ltd.	60.03			912.0	(5.0)	JPY
Tokyo, Japan
NMB Co., Ltd. (Kabushiki Kaisha NMB)	100.0			6,665.0	274.0	JPY
Tokyo, Japan
Pozzolith Bussan Co., Ltd.	100.0			349.0	(86.0)	JPY
Tokyo, Japan
P.T. BASF Construction Chemicals Indonesia	100.0			30,481.0	2,813.0	JPY
Bekasi, Indonesia
P.T. BASF Indonesia	97.0		97.0	288.3	58.1	IDR
Jakarta, Indonesia
Shanghai BASF Polyurethane Company	70.0			1,476.1	(55.2)	CNY
Shanghai, China
Shanghai Master Builders Co. Ltd.	100.0			3.5	(24.5)	CNY
Shanghai, China
Taiko Shoji Ltd.	60.0			419.0	14.0	JPY
Saitama, Japan
Yangzi-BASF Styrenics Co. Ltd.	60.0		50.0	1,142.2	54.1	CNY
Nanjing, China

South America, Africa, Middle East

BASF Argentina S.A.	99.9			276.7	99.1	ARS
Buenos Aires, Argentina
BASF S.A. Group	100.0
Brazil
Includes:
BASF S.A.	100.0			1,302.3	54.6	BRL
São Paulo, Brazil
BASF Poliuretanos Ltda.	100.0			59.9	2.8	BRL
Maua, Brazil
BASF Chile S.A.	100.0		99.93	37.9	4.8	CLP
Santiago de Chile, Chile
BASF Construct. Chemicals South Africa (Pty) Ltd.	100.0			5.6	(4.3)	ZAR
Westonaria, South Africa
BASF Construction Chemicals Brasil Indústria Ltda.	100.0			19.5	0.9	BRL
São Paulo, Brazil
BASF Construction Chemicals UAE LLC	49.0	*		51.0	7.6	AED
Dubai, United Arab Emirates
BASF Construction Chemicals ORIA FZE	100.0			31.6	5.3	AED
Dubai, United Arab Emirates
BASF de Costa Rica S.A.	100.0		100.0	6,713.2	2,221.0	CRC
San José, Costa Rica

* BASF exercises a controlling influence over financial and corporate policy

				Stock-
	Participating		Thereof	holders’
Company and headquarters	interest		BASF AG	equity	Net income	Currency
	(%)		(%)	(millions)	(millions)	(ISO code)

BASF FZE	100.0		100.0	9.3	8.3	AED
Dubai, United Arab Emirates
BASF Industrial & Participaciones Chile Ltda.	100.0			4.5	0.7	CLP
Santiago de Chile, Chile
BASF Peruana S.A.	99.79		99.79	44.4	14.6	PEN
Lima, Peru
BASF Quimica Colombiana S.A.	100.0		100.0	82.4	22.5	COP
Bogota, Colombia
BASF South Africa (Pty.) Ltd.	100.0		100.0	202.1	28.5	ZAR
Halfway House, South Africa
Engelhard do Brazil Industria E Commercio Ltda.	100.0			38.4	0.6	BRL
São Paulo, Brazil
Engelhard (South Africa) (Proprietary) Ltd.	100.0			759.8	48.9	ZAR
Port Elizabeth, South Africa
Master Builders Technologies Egypt for	50.0	*		22.8	1.7	EGP
Construction Chemicals SAE
Giza, Egypt
Saudi MBT for Building Materials Co. Ltd.	60.0			25.4	0.4	SAR
Al Khobar, Saudi Arabia
Wintershall Energía S.A.	100.0			667.7	434.6	ARS
Buenos Aires, Argentina

* BASF exercises a controlling influence over financial and corporate policy

			Stock-
	Participating	Thereof	holders’
Company and headquarters	interest	BASF AG	equity	Net income	Currency
	(%)	(%)	(millions)	(millions)	(ISO code)

2. Proportionally consolidated affiliates § 310 HGB

Germany

BASF GE Schwarzheide GmbH & Co. KG	50.0	50.0	10.0	3.6	EUR
Schwarzheide
Wintershall Erdgas Handelshaus GmbH & Co. KG	50.0		1.0	130.3	EUR
Berlin

Europe (excluding Germany)

BASF DOW HPPO Holding B.V.	50.0		90.0	0.0	EUR
Arnhem, the Netherlands
BASF DOW HPPO Production B.V.B.A.	50.0		89.1	(0.9)	EUR
Antwerp, Belgium
ELLBA C.V.	50.0		123.4	65.8	EUR
Rotterdam, the Netherlands
HPPO Holding and Finance C.V.	50.0		90.0	(0.1)	EUR
Arnhem, the Netherlands
Produits et Engrais Chimiques du Rhin S.A. (PEC Rhin)	50.0	50.0	47.9	5.0	EUR
Ottmarsheim, France
WINGAS Storage Enterprise Ltd.	32.5		1.2	0.0	GBP
Lincolnshire, United Kingdom
WINGAS Storage UK Ltd.	32.5		18.6	(2.1)	GBP
Lincolnshire, United Kingdom
Wintershall Erdgas Handelshaus Zug AG	50.0		32.3	86.6	USD
Zug, Switzerland
ZAO Achimgaz	50.0		(397.1)	(329.5)	RUB
Novy Urengoi, Russian Federation

North America (NAFTA)

Industrias Polioles S.A. de C.V.	49.95		1.2	1.2	USD
Mexico City, Mexico
Polioles, S.A. de C.V.	50.0		87.3	20.2	USD
Mexico, D.F., Mexico
Sabina Petrochemicals LLC	22.8		73.3	2.9	USD
Wilmington, Delaware

Asia Pacific

BASF Inoac Polyurethanes, Ltd.	50.0		4,759.0	586.0	JPY
Shinshiro-Shi, Aichi, Japan
BASF-YPC Company Ltd.	50.0	10.0	10,232.0	2,266.8	CNY
Nanjing, China
ELLBA Eastern Private Ltd.	50.0		(43.8)	(25.2)	USD
Singapore

			Stock-
	Participating	Thereof	holders’
Company and headquarters	interest	BASF AG	equity	Net income		Currency
	(%)	(%)	(millions)	(millions)		(ISO code)

Shanghai Gao Qiao-BASF Dispersions Co. Limited	50.0	40.0	309.5	32.9		CNY
Shanghai, China
Toray BASF PBT Resin Sdn. Bhd.	50.0	50.0	47.8	0.9		MYR
Kuala Lumpur, Malaysia

3. Equity consolidated subsidiaries § 312 HGB

Germany

BASF Future Business GmbH	100.0	100.0	25.7		*	EUR
Ludwigshafen (Rhine)
BASF Venture Capital GmbH	100.0		22.8		*	EUR
Ludwigshafen (Rhine)
Lucura Rückversicherungs-AG	100.0		36.0	2.6		EUR
Ludwigshafen (Rhine)
Wintershall Wolga Petroleum GmbH**	100.0		0.0		*	EUR
Kassel

Europe (excluding Germany)

BASF Coatings Services AG	100.0		6.5	3.0		CHF
Wädenswil/Au, Switzerland
BASF Ireland Limited	100.0	99.99	0.0	(0.1)		EUR
Dublin, Ireland
BASF spol. s r.o.	100.0	100.0	278.9	67.0		CZK
Prague, Czech Republic

Asia Pacific

BASF Polyurethanes (Malaysia) Sdn. Bhd.	100.0		21.8	5.1		MYR
Petaling Jaya, Malaysia

South America, Africa, Middle East

BASF Ecuatoriana S.A.	100.0	99.87	3.8	1.1		USD
Quito, Ecuador
BASF Poliuretanos S.A.	100.0	3.18	22.3	10.8		ARS
Buenos Aires, Argentina
BASF Venezolana S.A.	100.0	100.0	(88.5)	(2,017.0)		VEB
Caracas, Venezuela

*       Profit/loss transfer agreement

**   Includes earnings of consolidated subsidiaries/Group

			Stock-
	Participating	Thereof	holders’
Company and headquarters	interest	BASF AG	equity	Net income	Currency
	(%)	(%)	(millions)	(millions)	(ISO code)

4. Equity consolidated affiliates § 312 HGB

Germany

Solvin GmbH & Co. KG*	25.0	25.0	363.6	94.0	EUR
Hanover

Europe (excluding Germany)

BASF Huntsman Shanghai Isocyanate Investment B.V.	50.0		63.6	0.0	EUR
Arnhem, the Netherlands
BASF Interox H2O2 Production	50.0		0.1	0.0	EUR
Elsene, Belgium
Indurisk Rückversicherungs-AG	50.0		39.5	8.4	EUR
Luxembourg
Svalöf Weibull AB*	40.0		500.7	(87.2)	SEK
Svalöv, Sweden

North America (NAFTA)

Prodrive Engelhard LLC	50.0		9.4	2.6	USD
Iselin, New Jersey

Asia Pacific

Heesung-Engelhard Corp.	49.0		107,362.1	9,258.3	KRW
Seoul, South Korea
N.E. Chemcat Corporation	42.1		40,514.7	4,308.5	JPY
Tokyo, Japan
Shanghai Lianheng Isocyanate Company Ltd.	35.0		846.5	(71.0)	CNY
Shanghai, China

* Includes earnings of consolidated subsidiaries/Group

II.  Other subsidiaries, affiliates and other participating interests

 1.  Subsidiaries not consolidated due to immateriality

	Participating	Thereof
Company and headquarters	interest	BASF AG
	(%)	(%)

Germany

Ausbildungsplatzinitiative Pfalz GmbH	97.0	97.0
Ludwigshafen (Rhine)
BASF Akquisitions- und Objektverwertungsgesellschaft mbH	100.0	100.0
Ludwigshafen (Rhine)
BASF Chemikalien GmbH	100.0	100.0
Ludwigshafen (Rhine)
BASF ChemTrade Gesellschaft mbH	100.0	100.0
Burgbernheim
BASF Coatings Services GmbH	100.0
Dortmund
BASF Immobilien-Gesellschaft mbH	100.0	100.0
Ludwigshafen (Rhine)
BASF Innovationsfonds GmbH	100.0	100.0
Ludwigshafen (Rhine)
BASF Jobmarkt GmbH	100.0	100.0
Ludwigshafen (Rhine)
BASF Lizenz GmbH	100.0
Ludwigshafen (Rhine)
BASF Mobilienleasing GmbH	100.0
Ludwigshafen (Rhine)
BASF Spezialdünger – Pensionsverwaltung GmbH	100.0
Münster
Cela Farbenfabrik C. Lagoni & Sohn GmbH & Co. KG	100.0
Oldenburg
Cela Farbenfabrik C. Lagoni Verwaltungs-GmbH	100.0
Oldenburg
Dr. Heinrich von Brunck Gedächtnisstiftung für Werksangehörige	95.0	95.0
der BASF GmbH, Ludwigshafen (Rhine)
Elfte BASF Finanzbeteiligungsgesellschaft mbH	100.0	100.0
Ludwigshafen (Rhine)
Elfte BASF Projektentwicklungsgesellschaft mbH	100.0	100.0
Ludwigshafen (Rhine)
Gesellschaft zur Förderung der Lackkunst mbH	100.0
Münster
Gewerkschaft des konsolidierten Steinkohlenbergwerks Breitenbach GmbH	100.0	100.0
Ludwigshafen (Rhine)
Gewerkschaft Röchling GmbH	100.0
Kassel
Glasurit GmbH	100.0
Münster-Hiltrup

	Participating	Thereof
Company and headquarters	interest	BASF AG
	(%)	(%)

Guano-Werke Pensionsverwaltung GmbH	100.0
Ludwigshafen (Rhine)
Guano-Werke Vermögensverwaltung AG	99.84
Ludwigshafen (Rhine)
Guano-Werke Verwaltungs GmbH	100.0
Ludwigshafen (Rhine)
LUCARA Immobilienverwaltungs GmbH	100.0	100.0
Ludwigshafen (Rhine)
LUWOGE consult GmbH	100.0
Ludwigshafen (Rhine)
MBT Bautechnik GmbH	100.0
Trostberg
ME Projektabwicklung GmbH	100.0
Ludwigshafen (Rhine)
Metanomics Health GmbH	100.0
Berlin
Projektentwicklungs-GmbH Friesenheimer Insel	100.0	100.0
Ludwigshafen (Rhine)
SEWOGE Service- und Wohnungsunternehmen GmbH	100.0	100.0
Schwarzheide
SGS-Schwarzheider Gastronomie und Service GmbH	100.0
Schwarzheide
Ultraform Verwaltungsgesellschaft mbH	100.0	100.0
Ludwigshafen (Rhine)
WIEH Verwaltungs-GmbH	100.0
Ludwigshafen (Rhine)
Wingas GBR	100.0
Kassel
Wingas Transport Beteiligungs-GmbH	100.0
Kassel
Wingas Verwaltungs-GmbH	100.0
Ludwigshafen (Rhine)
Wintershall Bank GmbH	100.0
Kassel
Wintershall Nordkaspische Exploration und Produktion GmbH	100.0
Ludwigshafen (Rhine)
Wintershall Russia Holding GmbH	100.0
Ludwigshafen (Rhine)
Wintershall Russia GmbH	100.0
Ludwigshafen (Rhine)
Wintershall Turkmenistan GmbH	100.0
Kassel
Zweite BASF Immobilien-Gesellschaft mbH	100.0	95.0
Ludwigshafen (Rhine)

	Participating	Thereof
Company and headquarters	interest	BASF AG
	(%)	(%)

Europe (excluding Germany)

Amylogene Handelsbolaget	91.0
Svalöv, Sweden
Awiag Ltd.	100.0
Valetta, Malta
BASF Admixtures Polska Sp. z.o.o.	100.0
Myslenice, Poland
BASF AS	100.0	100.0
Asker, Norway
BASF Automotive Coatings Services S.A.R.L.	100.0
Clermont de l’Oise, France
BASF Biocides Ltd.	100.0	100.0
Ruddington, United Kingdom
BASF Caspian Yapi kimyasallari Sanayimehud mesuliyyeti cemiyyeti	80.0
Baku, Azerbaijan
BASF Catalysts Asia B.V.	100.0
Arnhem, the Netherlands
BASF Coatings Refinish Ltd.	100.0
Didcot, United Kingdom
BASF Coatings Services A.B.	100.0
Hisings Kaerra, Sweden
BASF Coatings Services B.V.	100.0
Maarssen, the Netherlands
BASF Coatings Services GmbH	100.0
Eugendorf, Austria
BASF Coatings Services S.A.	100.0
Guadalajara, Spain
BASF Coatings Services S.A.	100.0
Brussels, Belgium
BASF Coatings Services S.A.R.L.	100.0
Mitry Mory, France
BASF Coatings Services Sp. z.o.o.	100.0
Swarzedz, Poland
BASF Coatings Services S.R.O.	100.0
Bratislava, Slovakia
BASF Coatings Storitve d.o.o.	100.0
Ljubljana, Slovenia
BASF Colorants Trading S.A.	100.0	100.0
Wädenswil, Switzerland
BASF Construction Chemicals BH d.o.o.	100.0
Sarajevo, Bosnia-Herzegovina
BASF Construction Chemicals Central Asia LLP	51.0
Almaty, Kasachstan

	Participating	Thereof
Company and headquarters	interest	BASF AG
	(%)	(%)

BASF Construction Chemicals Polska Sp. z.o.o.	100.0
Poznan, Poland
BASF Construction Chemicals Romania S.r.l.	100.0
Bucharest, Romania
BASF Croatia d.o.o.	100.0	100.0
Zagreb, Croatia
BASF Engelhard Finland B.V.	100.0
Arnhem, the Netherlands
BASF Engelhard Germany B.V.	100.0
Arnhem, the Netherlands
BASF Engelhard South Africa B.V.	100.0
Arnhem, the Netherlands
BASF Engelhard Sweden B.V.	100.0
Arnhem, the Netherlands
BASF Engelhard Switzerland B.V.	100.0
Arnhem, the Netherlands
BASF Engelhard UK B.V.	100.0
Arnhem, the Netherlands
BASF EOOD	100.0	100.0
Sofia, Bulgaria
BASF Finance Europe N.V.	100.0	100.0
Arnhem, the Netherlands
BASF IT Services Holding Ltd.	100.0
Cheadle, United Kingdom
BASF IT Services Ltd.	100.0
Wilmslow, United Kingdom
BASF IT Services Nederland B.V.	100.0
Arnhem, the Netherlands
BASF IT Services N.V.	100.0
Antwerp, Belgium
BASF IT Services S.A.	100.0
Barcelona, Spain
BASF IT Services SpA	100.0
Cesano Maderno, Italy
BASF Masterbatch N.V.	100.0
Kuurne, Belgium
BASF Portuguesa Lda.	100.0	70.46
Prior Velho, Portugal
BASF Slovenija d.o.o.	100.0	100.0
Ljubljana, Slovenia
BASF Slovensko Spol. s r.o.	100.0	100.0
Bratislava, Slovakia
BASF Jugoslavija d.o.o.	100.0	100.0
Belgrade, Serbia-Montenegro

	Participating	Thereof
Company and headquarters	interest	BASF AG
	(%)	(%)

BASF S.r.l.	100.0	100.0
Bucharest, Romania
BASF statybinès medziagos UAB	100.0
Kaunas, Lithuania
BASF Tovarystvo z Obmezenoju Vidpovdal’nistju	100.0	99.0
Kiev, Ukraine
BASF UAB	100.0	100.0
Vilnius, Lithuania
Boots Galenika d.o.o.	51.0	51.0
Belgrade, Serbia-Montenegro
BTC Speciality Chemical Distribution S.L.	100.0
Barcelona, Spain
BTC Speciality Chemical Distribution B.V.	100.0
Arnhem, the Netherlands
BTC Speciality Chemical Distribution Ltd.	100.0
Cheadle, United Kingdom
BTC Speciality Chemical Distribution S.A./N.V.	100.0
Brussels, Belgium
BTC Speciality Chemical Distribution S.A.S.	100.0
Levallois-Perret, France
BTC Speciality Chemical Distribution SpA	100.0
Cesano Maderno, Italy
BTC Speciality Chemical Distribution, s.r.o.	100.0	100.0
Bratislava, Slovakia
BTC Speciality Chemical Distribution, Unip. Lda.	100.0
Porto, Portugal
BTC Speciality Chemical Distribution A/S	100.0
Copenhagen, Denmark
Color Make UP	100.0
Herouville Saint Clair, France
COMPAREX Information Systems Ltd.	100.0
Cheadle, United Kingdom
CropDesign France E.U.R.L.	100.0
Paris, France
ECT Environmental Technologies AB	100.0
Malmo, Sweden
Elastogran Kemipur Poliuretan Rendszerek Kft.	100.0
Solymar, Hungary
Elastogran Lagomat Nordic AB	100.0
Angered, Sweden
Engelhard Arganda S.L.	100.0
Arganda, Spain
Engelhard Belgium B.V.B.A.	100.0	100.0
Heverlee, Belgium

	Participating	Thereof
Company and headquarters	interest	BASF AG
	(%)	(%)

Engelhard (France) S.A.R.L.	100.0
Lyon, France
Engelhard Industries A/S	100.0
Denmark
Engelhard Industries S.A.	100.0
Belgium
Engelhard Pension Trustees Ltd.	100.0
Lyon, France
Engelhard Platinum Sensors Srl	100.0
Rom, Italy
Engelhard Technologies LLC	100.0
Moscow, Russian Federation
Esuco Beheer B.V.	100.0
the Netherlands
IBC Admixture Systems Limited	50.0
Dublin, Ireland
Kokoa Investment B.V.	100.0
Amsterdam, the Netherlands
Lipogene AB	100.0
Svalöv, Sweden
Liquiment Vermögensverwaltungs GmbH	100.0
Krieglach, Austria
Megatron NVK, LLC	70.0
Makhachkala, Russian Federation
OOO BASF Wostock	100.0
Moscow, Russian Federation
OOO Dom Na Nabreshnaya 1	100.0	19.6
Moscow, Russian Federation
OOO Stroitelnye Systemy	65.0
Moscow, Russian Federation
Palamet AG	100.0
Zug, Switzerland
PCI Construction Systems Ltd.	100.0
Bedewell, United Kingdom
Plant Science Sweden AB	100.0
Svalöv, Sweden
S.C.I. Z.S.	100.0
Ostwald, France
The Sheffield Smelting Co. Ltd.	100.0
London, United Kingdom
WINGAS Belgium S.P.R.L./B.V.B.A.	100.0
Brussels, Belgium
Wintershall Gas spol. s.r.o.	100.0
Prague, Czech Republic

	Participating	Thereof
Company and headquarters	interest	BASF AG
	(%)	(%)

Wintershall Norge AS	100.0
Oslo, Norway
Wintershall Services B.V.	100.0
The Hague, the Netherlands

North America (NAFTA)

Automotive Refinish Technology, Inc. (ART)	100.0
Toronto, Ontario, Canada
Automotive Refinish Technologies, LLC	100.0
Southfield, Michigan
BASF Construction Polymers, Inc.	100.0
Kennesaw, Georgia
BASF de el Salvador, S.A. de C.V.	100.0	99.95
San Salvador, El Salvador
BASF de Guatemala S.A.	100.0	99.0
Guatemala City, Guatemala
BASF de Nicaragua S.A.	99.92
Managua, Nicaragua
BASF Dominicana S.A.	100.0	100.0
Santo Domingo, Dominican Republic
BASF Panama S.A.	100.0	100.0
Panama City, Panama
BASF Venture Capital America Inc.	100.0
Santa Barbara, California
BASF Venture Capital Canada Inc.	100.0
Toronto, Ontario, Canada
BF Textile Colours Holding Inc.	100.0	100.0
Wilmington, New Castle
Collaborative Technologies Inc.	100.0
Stony Brook, New York
Cuyahoga Lime Company	100.0
Iselin, New Jersey
DNA Landmarks Inc.	100.0
St.-Jean-sur-Richelieu, Quebec, Canada
EI (Number One) Urban Renewal Corp.	100.0
Iselin, New Jersey
Engelhard C Cubed Corporation	100.0
Iselin, New Jersey
Engelhard DT Inc.	100.0
Iselin, New Jersey
Engelhard EM Holding Corp.	100.0
Iselin, New Jersey
Engelhard Energy Corporation	100.0
Iselin, New Jersey

	Participating	Thereof
Company and headquarters	interest	BASF AG
	(%)	(%)

Engelhard Exactus	100.0
Iselin, New Jersey
Engelhard Export Corp.	100.0
Iselin, New Jersey
Engelhard Hexcore LP.	100.0
Iselin, New Jersey
Engelhard Industries de Mexico S.A.	100.0
Mexico, D.E., Mexico
Engelhard Introducing Broker Inc.	100.0
Iselin, New Jersey
Engelhard Laboratories, Inc.	100.0
Iselin, New Jersey
Engelhard Metal Plating Inc.	100.0
Iselin, New Jersey
Engelhard ML Corp.	100.0
Iselin, New Jersey
Engelhard New York Inc.	100.0
Coletica, New York
Engelhard Power Marketing Inc.	100.0
Iselin, New Jersey
Engelhard Precision Microwave Circuits Inc.	100.0
Iselin, New Jersey
Engelhard Precision Microwave Circuits (West) Inc.	100.0
Iselin, New Jersey
Engelhard Properties Company Inc.	100.0
Iselin, New Jersey
Engelhard Sensor Technologies Inc.	100.0
Iselin, New Jersey
Engelhard Strategic Investments Inc.	100.0
Iselin, New Jersey
Higgins Rack Inc.	100.0
Iselin, New Jersey
MBT Cayman Islands Ltd.	100.0
George Town, Grand Cayman
Mearl LLC	100.0
Iselin, New Jersey
MTO Land Holdings LLC, US	100.0
Florham Park, New Jersey
Mustang Property Corporation	100.0
Iselin, New Jersey
Pemeas USA Inc.	100.0
Somerset, New Jersey
Pita Realty Ltd.	100.0
Iselin, New Jersey

	Participating	Thereof
Company and headquarters	interest	BASF AG
	(%)	(%)

Pita Two, Inc.	100.0
Iselin, New Jersey
St. Mary AXE Corporation	100.0
Iselin, New Jersey
The Harshaw Chemical Company	100.0
Iselin, New Jersey
The Mearl Company Ltd.	100.0
St. Stephan, New Brunswick, Canada

Asia Pacific

Azuma Bussan Ltd.	60.0
Fukushima, Japan
BASF Bangladesh Ltd.	76.41	76.41
Dacca, Bangladesh
BASF Chemicals and Polymers Pakistan (Private) Ltd.	100.0	100.0
Karachi, Pakistan
BASF Coatings + Inks Philippines Inc.	100.0
Makati, Metro Manila, Philippines
BASF Coatings Inc.	100.0
Canlubang, Calamba Laguna, Philippines
BASF Coatings (India) Private Ltd.	100.0	44.63
Bangalore, India
BASF Coatings International Trade (Shanghai) Co. Ltd.	100.0
Shanghai, China
BASF Coatings (Pty.) Ltd.	100.0
Wetherill Park, New South Wales, Australia
BASF Construction Chemicals (Beijing) Co. Ltd.	100.0
Peking, China
BASF Construction Chemicals New Zealand Ltd.	100.0
Auckland, New Zealand
BASF Construction Chemicals Vietnam Co. Ltd.	100.0
Thuan An District – Binh Duong, Vietnam
BASF Construction Chemicals (Sichuan) Co. Ltd., China	100.0
Sichuan Province, China
BASF Construction Systems (China) Co. Ltd.	100.0
Shanghai, China
BASF Electronic Materials Trading (Shanghai) Co. Ltd.	100.0
Shanghai, China
BASF Electronic Materials (Shanghai) Co. Ltd.	100.0
Shanghai, China
BASF Fine Chemicals (China) Company Ltd.	100.0	60.0
Shenyang, China
BASF Polyurethanes Australia Pty. Ltd.	100.0
Noble Park, Australia

	Participating	Thereof
Company and headquarters	interest	BASF AG
	(%)	(%)

BASF Polyurethanes India Ltd.	52.69
Mumbai, India
BASF Polyurethanes (Thailand) Ltd.	100.0	100.0
Bangkok, Thailand
BASF See Sen Sdn. Bhd.	70.0	70.0
Petaling Jaya, Malaysia
BASF-Finlay (Private) Limited	66.7	66.7
Colombo, Sri Lanka
BNC Color Techno Co. Ltd.	100.0
Fukuoka, Japan
Contec Co., Ltd.	100.0
Tokyo, Japan
Cyanamid Agricultural Products Sdn. Bhd.	100.0	100.0
Petaling Jaya, Malaysia
Engelhard Industries (Asia) Ltd.	100.0
Hong Kong, China
Engelhard Japan Co. Ltd. (Japan)	100.0
Tokyo, Japan
Engelhard (Shanghai) Co. Ltd.	100.0
Shanghai, China
Lig Ace Co. Ltd.	100.0
Fukui-City, Fukui Prefecture, Japan
Nihon Engelhard	100.0
Nihon, Japan
Pemeas Japan Ltd.	100.0
Tokyo, Japan
Shanghai MBT & SCG High-Tech Construction Chemical Co. Ltd.	60.0
Shanghai, China
Yugen Kaisha Sankyo Shoji	70.0
Osaka, Japan

South America, Africa, Middle East

Aislapol S.A.	100.0	99.93
Santiago de Chile, Chile
Basanil S.A.	100.0	100.0
Buenos Aires, Argentina
BASF Animal Nutrition (Pty.) Ltd.	100.0
Beaconvale, South Africa
BASF Bolivia S.r.l.	100.0	99.99
La Paz, Bolivia
BASF Coatings PMB (Pty.) Ltd.	100.0
Vanderbijlpark, South Africa
BASF Coatings (Pty.) Ltd.	100.0
Vanderbijlpark, South Africa

	Participating	Thereof
Company and headquarters	interest	BASF AG
	(%)	(%)

BASF Coatings Services (Pty.) Ltd.	100.0
Milnerton, South Africa
BASF Construction Chemicals Algeria S.A.R.L.	100.0
Sidar Hydr. Algiers, Algeria
BASF Construction Chemicals Argentina S.A.	100.0
Buenos Aires, Argentina
BASF Construction Chemicals Colombia S.A.	100.0
Santafé de Bogotá, D.C., Colombia
BASF Construction Chemicals Ecuador S.A.	90.0
Quito, Ecuador
BASF Construction Chemicals Venezuela S.A.	100.0
Caracas, Venezuela
BASF East Africa Ltd.	100.0	100.0
Nairobi, Kenya
BASF (Ethiopia) Ltd. P. L. C.	100.0	100.0
Addis Ababa, Ethiopia
BASF Iran AG	100.0	100.0
Teheran, Iran
BASF Ltd.	100.0	99.0
Cairo, Egypt
BASF Maroc S.A.	100.0	100.0
Casablanca, Morocco
BASF Paraguaya S.A.	100.0	99.98
Asunción, Paraguay
BASF S.p.A.	100.0	100.0
Hydra, Algeria
BASF Uruguaya S.A.	100.0	100.0
Montevideo, Uruguay
CHC Elastogran (Pty.) Ltd.	51.0
Johannesburg, South Africa
Corporacion Engelhard De Venezuela C.A.	100.0
Caracas, Venezuela
Cyanamid Limited	100.0
Lilongwe, Malawi
Cyanamid Zimbabwe (Pvt.) Ltd.	100.0
Workington, Zimbabwe
Elastogran Pars (Private Joint Stock) Company	100.0
Teheran, Iran
Engelhard Industries de Argentina S.A.	100.0
Buenos Aires, Argentina
Engelhard Peru S.A.	100.0
Lima, Peru
Iranian BASF Construction Chemicals Private Joint Stock Company	70.0
Teheran, Iran

	Participating	Thereof
Company and headquarters	interest	BASF AG
	(%)	(%)

Jordanian Swiss Company for Manufacturing & Marketing Construction	80.0
Chemicals Company Ltd.
HKJ-Amman, Jordan
MBT Unicon Sociedad Anonima S.A.	70.0
Lima, Peru
Tintas Graficas S.A.	92.45
San Luis, Argentina
Wintershall BM-C-10 Ltda.	100.0
Rio de Janeiro, Brazil
Wintershall BM-ES-1 Ltda.	100.0
Rio de Janeiro, Brazil
Wintershall BM-ES-7 Ltda.	100.0
Rio de Janeiro, Brazil
Wintershall do Brasil Serviços Ltda.	100.0
Rio de Janeiro, Brazil

2. Affiliates not consolidated due to immateriality

Germany

Aurentum Innovationstechnologien GmbH Mainz	48.2
BASF GE Schwarzheide Beteiligungs GmbH Schwarzheide	50.0	50.0
Cavis Microcaps GmbH Mainz	22.13
CWD Chemie-Wirtschaftsdatenbanken GmbH Frankfurt (Main)	50.0	50.0
CWK Software und Service GmbH Mannheim	27.2
DATASOUND Gesellschaft zur Entwicklung und Vermarktung digitaler Audio- und Informationssysteme, Ludwigshafen (Rhine)	25.0
Edison-Electronic GmbH Lauchhammer	20.0
Emsland-Erdölleitung GmbH Osterwald	25.0
Erdgasverkaufsgesellschaft mbH Münster	28.8
Gesellschaft für Wohnungs-, Gewerbe- und Städtebau Aktiengesellschaft Ludwigshafen (Rhine)	30.0
Ginger GmbH Ludwigshafen (Rhine)	22.0	22.0
InfraLeuna Beteiligungs-GmbH Leuna	27.0
KTL Kombi-Terminal Ludwigshafen GmbH Ludwigshafen (Rhine)	40.0	40.0

	Participating	Thereof
Company and headquarters	interest	BASF AG
	(%)	(%)

M-Exchange AG Frankfurt (Main)	46.5
Netformfive GmbH Mannheim	20.0
Projektförderung Initiative für Beschäftigung GmbH Münster	25.0
PSG Procurement Service GmbH Lohmar	50.0
Rail4Chem Eisenbahnverkehrsgesellschaft mbH Essen	25.0	25.0
Rheingas Erdgasleitungsgesellschaft mbH i.L. Hanover	50.0	50.0
Solvin Europe GmbH Hanover	25.2	25.2
S.T.E.P. Personalentwicklungsgesellschaft mbH Ludwigshafen (Rhine)	33.4	33.4
WV Energie AG Frankfurt (Main)	50.0
WV Service GmbH Frankfurt (Main)	50.0
WV Versicherungsmakler GmbH Frankfurt (Main)	50.0
ZEMBET Entwicklungsgesellschaft mbH Ulm	50.0
ZOXY Energy Systems AG Bretten	26.7

Europe (excluding Germany)

BASF Dow HPPO B.V. Arnhem, the Netherlands	50.0
BASF Dow HPPO Technology B.V. Arnhem, the Netherlands	50.0
BASF Naber S.A. Valencia, Spain	50.0
BASF Nutrition Animale S.A.S. Chateau Gontier, France	50.0
Cseber Csomagoloeszköz Begyüjtesi Rendeszer KHT Budapest, Hungary	22.8
Dexia Bulgaria OOD Sofia, Bulgaria	25.5
ELLBA B.V. Arnhem, the Netherlands	50.0
Fortitech Europe APS Dianalund, Denmark	20.0	20.0

	Participating	Thereof
Company and headquarters	interest	BASF AG
	(%)	(%)

Gestio de Residus Especiales de Catalunya S.A.	33.3
Tarragona, Spain
H. Drisfhout ES Zoon’s B.V.	45.0
the Netherlands
HydroWingas Ltd.	32.5
Richmond, United Kingdom
Kartal Kimya San. ve Tic. A.S.	25.1	25.1
Istanbul, Turkey
Nord Stream AG	24.5
Zug, Switzerland
OOO Elastokam	50.0
Nishnekamsk Promsona, Russian Federation
Société de Participation dans l’industrie et le Transport du Pétrole S.A.R.L.	27.22	27.22
Neuilly-sur-Seine, France
TAPP A.I.E. Terminal de Atraque de Prod. Petroquim	50.0
Tarragona, Spain
WIEE Romania S.R.L	50.0
Bucharest, Romania
Wirom Gas S.A.	25.56
Bucharest, Romania
OOO Wolgodeminoil	50.0
Wolgograd, Russian Federation
Yasar BASF Automotive Coatings Company Ltds.	50.0
Izmir, Turkey

North America (NAFTA)

Buckeye Products Pipeline LP	22.0
Houston, Texas
Codaco, Inc. USA	33.3
Rochester, New York
Fort Amanda Specialities LLC	50.0
Lima, Ohio
Gulf Coast Pipeline LP	22.0
Houston, Texas
Splice Sleeve North America Inc.	32.5
Ontario, California

Asia Pacific

Bell Engineering Co. Ltd.	50.0
Osaka, Japan
Nihon Splice Sleeve Ltd.	32.5
Tokyo, Japan
Nisso BASF Agro Co. Ltd.	45.0	45.0
Tokyo, Japan

	Participating	Thereof
Company and headquarters	interest	BASF AG
	(%)	(%)

NKM Coatings Co. Ltd.	50.0
Tokyo, Japan
NOF (Thailand) Ltd.	40.0
Bangkok, Thailand
Pigment Manufactures of Australia Ltd.	50.0
Laverton, Australia
Santoku BASF Pte. Ltd.	49.0	49.0
Singapore
Vitacolor Industries Inc.	40.0	40.0
Manila, Philippines

South America, Africa, Middle East

BASF Construction Chemicals (Oman) LLC	49.0
Oman
BASF Kanoo Gulf FZE	49.0
Dubai, United Arab Emirates
BASF Kanoo Gulf LLC	49.0	49.0
Dubai, United Arab Emirates
BASF Tunisie S.A.	49.0	49.0
Megrine, Tunesia
Ingredia Alimentacion Animal S.A.	37.2
Caracas, Venezuela
MBT Trading SAE	47.9
Giza, Egypt

3.       Participating interests of between 5 and 20 percent in major corporations (Section 285, No. 11 of the German Commercial Code)

			Stock-
	Participating	Thereof	holders’
Company and headquarters	interest	BASF AG	equity		Net income		Currency
	(%)	(%)	(millions)		(millions)		(ISO code)

Germany

K + S Aktiengesellschaft	10.0	10.0	277.9	*	100.4	*	EUR
Kassel
VNG-Verbundnetz Gas AG	15.8		538.6	*	93.7	*	EUR
Leipzig

* Financial Statements 2005

III.   Information on subsidiaries

The German subsidiaries listed below, which have the legal form of either a corporation or a partnership, make use of the exemptions offered by Section 264, [3] or Section 264 b of the German Commercial Code, respectively.

Company and headquarters

Germany

BASF Bauchemie GmbH Trostberg

BASF Coatings AG Münster

BASF Construction Chemicals GmbH Trostberg

BASF Construction Polymers GmbH Trostberg

BASF Electronic Materials GmbH Ludwigshafen (Rhine)

BASF Performance Polymers GmbH Rudolstadt

BASF PharmaChemikalien GmbH & Co. KG Ludwigshafen (Rhine)

BASF Pigment GmbH Ludwigshafen (Rhine)

BASF Power GmbH & Co. KG Ludwigshafen (Rhine)

BASF Schwarzheide GmbH Schwarzheide

BTC Specialty Chemical Distribution GmbH Cologne

Colfirmit Rajasil GmbH & Co KG Marktredwitz

Construction Research & Technology GmbH Trostberg

Dr. Wolman GmbH Sinzheim

Elastogran GmbH Lemförde

Haidkopf GmbH Kassel

LUWOGE GmbH Ludwigshafen (Rhine)

PCI Augsburg GmbH Augsburg

Relius Coatings GmbH & Co. KG Oldenburg

WINGAS GmbH Kassel

Company and headquarters

Wintershall AG Kassel

Wintershall Erdgas Beteiligungs-GmbH Kassel

Wintershall Erdgas Handelshaus GmbH & Co. KG Berlin

Wintershall Erdgas Verwaltungs-GmbH Kassel

Wintershall Explorations- und Produktions-Beteiligungsgesellschaft mbH Kassel

Wintershall Holding AG Kassel

WINGAS Holding GmbH Kassel

Wintershall Lenkoran GmbH Kassel

Wintershall Libyen Oil & Gas GmbH Kassel

WINGAS Transport GmbH & Co. KG Kassel

Wintershall Vermögensverwaltungsgesellschaft mbH Ludwigshafen (Rhine)